Exhibit 32.1

                  Certification of Principal Executive Officer
           Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of2002



I, Leonard A. Rosenbaum, President and Chief Executive Officer of CVD Equipment Corporation, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, the quarterly report on Form 10-Q for the period ending March 31, 2008 of CVD Equipment Corporation (the "Form 10-Q") fully complies with the requirements of
Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of CVD Equipment Corporation.


Dated: May 15, 2008         /s/   Leonard A. Rosenbaum
                            --------------------------
                                  Leonard A. Rosenbaum
                                  Chief Executive Officer
                                  (Principal Executive Officer)
















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